

FIS

Citi 2011 Technology Conference
September 6, 2011

Forward-Looking Statements



This presentation contains "forward-looking statements" within the meaning of the U.S. federal securities laws. Statements that are not historical facts, including statements about revenue, organic revenue, earnings per share, margin expansion and cash flow, as well as other statements about our expectations, hopes, intentions, or strategies regarding the future, are forward-looking statements. These statements relate to future events and our future results, and involve a number of risks and uncertainties. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Any statements that refer to beliefs, expectations, projections or other characterizations of future events or circumstances and other statements that are not historical facts are forward-looking statements.

Actual results, performance or achievement could differ materially from those contained in these forward-looking statements. The risks and uncertainties that forward-looking statements are subject to include without limitation: changes and conditions in general economic, business and political conditions, including the possibility of intensified international hostilities, acts of terrorism, and changes and conditions in either or both the United States and international lending, capital and financial markets; the effect of legislative initiatives or proposals, statutory changes, governmental or other applicable regulations and/or changes in industry requirements, including privacy regulations; the effects of our substantial leverage which may limit the funds available to make acquisitions and invest in our business; the risks of reduction in revenue from the elimination of existing and potential customers due to consolidation in or new laws or regulations affecting the banking, retail and financial services industries or due to financial failures or other setbacks suffered by firms in those industries; changes in the growth rates of the markets for core processing, card issuer, and transaction processing services; failures to adapt our services and products to changes in technology or in the marketplace; internal or external security breaches of our systems, including those relating to the theft of personal information and computer viruses affecting our software or platforms, and the reactions of customers, card associations and others to any such future events; the failure to achieve some or all of the benefits that we expect from acquisitions; our potential inability to find suitable acquisition candidates or finance such acquisitions, which depends upon the availability of adequate cash reserves from operations or of acceptable financing terms and the variability of our stock price, or difficulties in integrating past and future acquired technology or business' operations, services, clients and personnel; competitive pressures on product pricing and services including the ability to attract new, or retain existing, customers; an operational or natural disaster at one of our major operations centers; and other risks detailed in "Risk Factors" and other sections of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and other filings with the SEC.

Other unknown or unpredictable factors also could have a material adverse effect on our business, financial condition, results of operations and prospects. Accordingly, readers should not place undue reliance on these forward-looking statements. These forward-looking statements are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Except as required by applicable law or regulation, we do not undertake (and expressly disclaim) any obligation and do not intend to publicly update or review any of these forward-looking statements, whether as a result of new information, future events or otherwise.

Use of Non-GAAP Measures



Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the company has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. These non-GAAP measures include:

- Adjusted revenue
- Organic revenue
- Adjusted earnings before interest, taxes, depreciation and amortization (EBITDA)
- Adjusted net earnings
- Free cash flow and adjusted free cash flow

These non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP financial measures. Further, FIS' non-GAAP measures may be calculated differently from similarly titled measures of other companies. Additional information about these non-GAAP measures is provided in the appendix to this presentation. Reconciliations to the related GAAP measures are provided in the Investor Relations section of the FIS Web site, www.fisglobal.com.

FIS: Leading Global Financial Technology Provider

Global Scale

- **$5.2 billion revenue and $1.6 billion EBITDA in 2010**
- **More than 14,000 client relationships in over 100 countries**
- **Diversified client base**
- **Long-term processing contracts drive significant recurring revenue**

Revenue Composition



Payment Solutions Group $1.2 billion
International Solutions Group $.6 billion
Financial Solutions Group $1.0 billion
44%
20%
36%

Note: Revenue composition based on YTD 6/30/11 revenue of $2.8 billion. 2010 revenue adjusted for merger related deferred revenue; 2010 EBITDA adjusted for merger, integration and certain other non-recurring costs. Refer to www.investor.fisglobal.com for reconciliation of GAAP to non-GAAP items.

Established Global Presence





Munich, Germany
Antwerp, Belgium
London
Birmingham,
England
New York
Milwaukee, WI
Little Rock, AR
Jacksonville, FL
Orlando, FL
St. Petersburg, FL
Sao Paulo, Brazil
Mumbai, Bangalore, Delhi, India
Manila, Philippines
Melbourne, Australia
Strategic Locations
FIS presence

Established operating centers in 27 countries

More than $800 million annual revenue outside North America

Approximately 19,000 employees outside the U.S.

FIS

Strength in Diversified Revenue Streams



Solutions



Financial Solutions 44%
Payment Solutions 56%

Market Segment



Non-FI 15%
U.S. Community ($0 - $1B) 20%
Int'l 20%
U.S. Mid-tier ($1B - $10B) 17%
U.S. Mega FI ($50B+) 15%
U.S. Large FI ($10B - $50B) 13%

Geography and Industry



Non-FI 15%
U.S. FI 65%
Int'l 20%

Key market differentiators

FIS

Note: Charts based on YTD revenue 6/30/11.

Significant Recurring Revenue


5%
7%
88%
5%
9%
86%
3%
14%
83%
2009
2010
YTD 6/30/11

Processing and Maintenance

- Contractual revenue
- Account based
- Transaction based
- Monthly maintenance

Professional Services

- Consulting services
- Implementation services

Other

- Software
- Equipment
- Termination fees

Driven predominantly by contractual processing and maintenance

Financial Solutions Group




36%

$1.0 Billion Revenue
YTD 6/30/11

Core Processing

- Deposit and Loan Account Processing
- General Ledger
- Data Access and Integration
- Account Origination
- Trust and Wealth Management



Channel Solutions

- Risk and Regulatory Compliance
- Branch Platforms
- Online Banking
- Mobile Banking
- Voice Response



Services

- Consulting
- Information Technology Outsourcing
- Business Process Outsourcing
- Infrastructure Outsourcing



The only provider with core solutions tailored to financial institutions of every size and type

Payment Solutions Group




44%

$1.2 Billion Revenue
YTD 6/30/11

Debit/EFT/ ePayment	Item Processing & Output Solutions	Credit	Retail Services	Government Healthcare
Issuer Card Processing	Check Clearing and Settlement	Issuer Card Processing	Check Verification and Warranty	Link to Gov
Bill Payment	Image Solutions	Loyalty Programs	Payroll Check Cashing	Electronic Benefit Transactions (EBT)
Prepaid Card Processing	Print and Mail	Fraud Services	Collection Services	HSA Processing
Network Solutions	Card Production		Merchant Processing	Health ID Cards
EFT/ACH				Benefits Administration



Substantial breadth and scale

International Solutions Group




20%

$0.6 Billion Revenue
YTD 6/30/11


61%
Payment
Solutions
39%
Core
Solutions

EMEA *46% of Revenue*	Latin America and Brazil *40% of Revenue*	Asia Pacific *14% of Revenue*
Core Banking	Core Banking	Core Banking
Credit Card	Payment Switch	Credit Card
Consulting	Credit Card	Payment Switch
Payment Switch	Stored Value Card	ATM Services
Prepaid	Origination	Commercial Lending
Commercial Lending		

Services

Mature Market	Emerging Market	Emerging Market


Payments
Core


Core
Payments


Core
Payments

Significant global presence

FIS

Capco Company Highlights



Leading global provider of integrated **consulting**, technology and **transformation services**

CAPCO

- Dedicated solely to financial services
- Well regarded for thought leadership, deep domain expertise and client-centric approach
- Facilitates partnership between business and technology organizations
- Positions FIS to further expand footprint across large U.S. and global financial institutions
- Provides strategic extension of core and payment processing solutions


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Financial Overview

Strong Execution in Challenging Environment

($ billions, except per share data)



Adjusted Revenue



+4.2% Reported
+3.2% Organic
$5.0
$5.0
$5.2
2008
2009
2010

Adjusted EBITDA



+13.9%
$1.3
$1.4
$1.6
2008
2009
2010

Adjusted EPS



$1.50
$1.65
$2.02
2008
2009
2010

Consistent earnings growth

FIS

Reflects FIS and Metavante pro forma 2008 and 2009 revenue and EBITDA.
Refer to www.investor.fisglobal.com for reconciliation of GAAP to non-GAAP items.

Disciplined Capital Investment and Strong Earnings Quality

($ billions)

Capital Expenditures



% of Revenue
7%
6%
6%
5% Excluding Integration Capital
$0.2
$0.2
$0.3
2008
2009
2010

Free Cash Flow



$0.4
$0.6
$0.8
2008
2009
2010

FIS

Metavante revenue, capital expenditures and free cash flow are reported prospectively from the 10/1/09 acquisition date.
Refer to www.investor.fisglobal.com for reconciliation of GAAP to non-GAAP items.

Solid Financial Performance

($ millions, except per share data)



	Q2-2011	1H 2011
Revenue	$1,442	$2,825
Growth	*13.0%*	*12.1%*
Organic growth	*5.8%*	*6.0%*
EBITDA(1)	$415	$783
Growth	*5.9%*	*3.5%*
Margin	*28.8%*	*27.7%*
Earnings per share, as adjusted(2)	$0.55	$1.00
Growth	*17.0%*	*13.6%*
Weighted average diluted shares	310.9	309.8
Free cash flow	$195	$384

(1) Includes integration, severance and M&A costs of approximately $5 million and $12 million in Q2-11 and 1H-11, respectively. EBITDA for 1H-11 also includes a loss of approximately $13 million associated with the Sunrise prepaid card platform that was incurred in Q1-11.

(2) Includes integration, severance and M&A costs of approximately $0.01 and $0.02 per share in Q2-11 and 1H-11, respectively. Includes loss of $0.03 per share associated with the Sunrise prepaid card platform that was incurred Q1-11. Excludes $0.14 and $0.27 of after-tax acquisition related amortization in Q2-11 and 1H-11, respectively. Refer to www.investor.fisglobal.com for reconciliation of GAAP to non-GAAP items.

FIS

2011 Outlook

($ millions, except per share data)



	12/6/10	Current Outlook
Revenue growth		
Reported	+9% to 11%	✓
Organic	+4% to 6%	✓
EBITDA	+7% to 9%	–
Interest, Tax, share count		+
Earnings per share, as adjusted	$2.24 to $2.34	✓
Free cash flow conversion	~ 100% adjusted earnings	✓

Note: Updated outlook includes $13 million ($0.03 per share) Sunrise loss incurred in Q1-11 and $10 million to $20 million ($0.02 to $0.04) of anticipated full year integration and severance costs. Refer to www.investor.fisglobal.com for 2010 continuing operations data.

FIS

Financial Policy



- Fund Organic Growth Opportunities
- Service Debt Commitments
- Maintain Current Dividend
- Maintain Financial Flexibility


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Appendix

Total Debt

($ millions)

	June 30, 2011	
	Actual	Rate
Term Loan A		
2012 Maturity	$ 325	L + 1.00%
2014 Maturity	1,800	L + 2.25%
Revolver	112	L + 0.80% to 2.50%
Term Loan B (2016)[(1)]	1,489	L + 3.75%
Senior Unsecured Notes		
2017 Maturity	600	7.625%
2020 Maturity	500	7.875%
Other	59	NM
Total Debt	**$ 4,884**	
Weighted Average Rate		5.0%

(1) LIBOR floor of 150 bps.

Note: Calculation may differ due to rounding.

Revenue Composition by Segment



Financial Solutions



Professional Services 25%
Other 4%
Processing and Maintenance 71%

Revenue Model

- Number of accounts processed
- New account openings
- Software maintenance fees
- Project based fees
- License fees

Payment Solutions



Professional Services 2%
Other 2%
Processing and Maintenance 96%

Revenue Model

- Transaction fees
- Project based fees
- License fees

International Solutions



Professional Services 20%
Other 6%
Processing and Maintenance 74%

Revenue Model

- Number of accounts processed
- Software maintenance fees
- Transaction fees
- Project based fees
- License fees

FIS

Note: Reflects revenue YTD 6/30/11.

Non-GAAP Financial Measures



Organic revenue growth is calculated as the difference between (A) reported revenue for the current period excluding the impact of current period acquisitions, purchase accounting adjustments and foreign currency impacts and (B) reported revenue for the prior period plus pre-acquisition revenues for prior period acquisitions excluding purchase accounting adjustments divided by (B).

Segment Organic Growth — **First Quarter**

(2011 and 2010 comparative data)	2011 Reported	Fx Impact	2011 Adjusted Revenue	2010 Reported	In Year Acquisitions	2010 Adjusted Revenue	Organic Growth
Financial Solutions	$503.7	-	$503.7	$443.5	$26.6	$470.1	7.1%
Payment Solutions	614.5	-	614.5	618.8	1.2	620.0	-0.9%
International Solutions	268.1	(10.0)	258.1	180.4	22.1	202.5	27.5%
Corporate	(2.9)	-	(2.9)	1.2	-	1.2	nm
Adjusted Revenue	$1,383.4	($10.0)	$1,373.4	$1,243.9	$49.9	$1,293.8	6.2%

Segment Organic Growth — **Second Quarter**

(2011 and 2010 comparative data)	2011 Reported	Fx Impact	2011 Adjusted Revenue	2010 Reported	In Year Acquisitions	2010 Adjusted Revenue	Organic Growth
Financial Solutions	$516.5	-	$516.5	$458.3	$32.9	$491.2	5.2%
Payment Solutions	632.0	-	632.0	630.6	1.2	631.8	0.0%
International Solutions	293.0	(27.4)	265.6	185.7	26.4	212.1	25.2%
Corporate	0.2	-	0.2	1.7	-	1.7	Nm
Adjusted Revenue	$1,441.7	($27.4)	$1,414.3	$1,276.3	$60.5	$1,336.8	5.8%

FIS

Non-GAAP Financial Measures



Organic revenue growth is calculated as the difference between (A) reported revenue for the current period excluding the impact of current period acquisitions, purchase accounting adjustments and foreign currency impacts and (B) reported revenue for the prior period plus pre-acquisition revenues for prior period acquisitions excluding purchase accounting adjustments divided by (B).

(2010 and 2009 comparative data)		Full Year 2010	2009		Organic Growth
Reported Revenue		$5,269.5	$3,711.1		
Pre-acquisition revenues, and purchase accounting adjustments		18.5	1,282.4		
Brazil Joint venture settlement		(83.3)	-		
Currency Impact		(26.4)	-		
Current period acquisitions		(23.4)	-		
Adjusted Revenue	(A)	$5,154.9	$4,993.5	(B)	3.2% (A)/(B)

Non-GAAP Financial Measures



Adjusted Revenue (2010 comparative data) excludes the impact of deferred revenue purchase accounting.

EBITDA is earnings from continuing operations before interest, taxes and depreciation and amortization.

Adjusted EBITDA (2010 and 2009 comparative data) excludes the impact of merger and acquisition and integration expenses, accelerated stock compensation charges associated with merger and acquisition activity, costs associated with the 2010 recapitalization plan, settlement revenue and an impairment charge related to the card processing joint venture in Brazil, deferred revenue purchase accounting and certain other costs.

Non-GAAP Financial Measures



Adjusted net earnings (2011 comparative data) exclude the after-tax impact of acquisition related amortization.

Adjusted net earnings (2010 comparative data) exclude the after-tax impact of merger and acquisition and integration expenses, accelerated stock compensation charges associated with merger and acquisition activity, costs associated with the 2010 recapitalization plan, an impairment charge and settlement related to the card processing joint venture in Brazil, acquisition related amortization, deferred revenue purchase accounting and certain other costs.

Adjusted net earnings per share is equal to adjusted net earnings divided by the weighted average diluted shares outstanding.

Free cash flow (2011 comparative data) is GAAP operating cash flow less capital expenditures.

Adjusted free cash flow (2010 and 2009) is GAAP operating cash flow less capital expenditures, acquisition related cash items, cash items associated with the 2010 recapitalization plan and the settlement related to the card processing joint venture in Brazil in 2010.

FIS